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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  November 12, 2004
                                                    (November 12, 2004)


                          Altair Nanotechnologies Inc.
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             (Exact name of registrant as specified in its charter)


        Canada                   1-12497                     33-1084375
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   (State or other        (Commission File No.)            (IRS Employer
     jurisdiction                                        Identification No.)
  of incorporation)

                                 204 Edison Way
                               Reno, Nevada 89502
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (775) 858-3750


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                   (Former Name, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 2.02  Results of Operations and Financial Condition.

On November 12, 2004, Altair Nanotechnologies, Inc. (the "Company") issued a press release entitled "Atlair Nanotechnologies Reports Financial Results for Third Quarter of Fiscal 2004." The full text of the press release is provided herewith as Exhibit 99.1.

The Company will hold a quarterly conference call to discuss third quarter financial results for fiscal 2004 and recent business developments on Friday, November 12, at 11:00 a.m. Eastern (EST). Shareholders and members of the investment community are invited to participate in the call.

The conference call dial-in number for U.S. callers is 800.967.7141. The conference call dial-in number for international callers is 719.457.2630. As a passcode is necessary to participate in the conference call, please RSVP your participation by calling Suzanne Schnitzer at McCloud Communications,
949.553.9748. Additionally, this call is being webcast by Premier Conferencing and can be accessed by visiting www.visualwebcaster.com or Altair's web site, www.altairnano.com.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by the Company dated November 12, 2004.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Altair Nanotechnologies Inc.


      November 12, 2004            By: /s/ Edward Dickinson
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         Date                         Edward Dickinson, Chief Financial Officer





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